Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO CREDIT AGREEMENT

AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of February 27, 2013 (this “Amendment”), is entered into by and among Zayo Group, LLC, a Delaware limited liability company (“Zayo Group”), Zayo Capital, Inc., a Delaware corporation (“Zayo Capital”; and together with Zayo Group, the “Borrowers”), Morgan Stanley Senior Funding, Inc., as term facility administrative agent (the “Term Facility Administrative Agent”), SunTrust Bank, as revolving facility administrative agent (the “Revolving Facility Administrative Agent” and, together with the Term Facility Administrative Agent, the “Administrative Agents”), the Additional Revolving Loan Lender (defined below) and the undersigned lenders (the “Lenders”).

PRELIMINARY STATEMENTS:

WHEREAS, the Borrowers, certain subsidiaries thereof, the Administrative Agents and the Lenders entered into that certain Credit Agreement, dated as of July 2, 2012 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of July 17, 2012, that certain Amendment No. 2 to Credit Agreement, dated as of October 5, 2012 and that certain Amendment No. 3 to Credit Agreement, dated as of February 1, 2013, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrowers, the undersigned Lenders and the Administrative Agents have agreed to amend the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

(a) Schedule 1.1(a) of the Credit Agreement shall be amended by restating the table below the heading “Revolving Loan Facility” in its entirety as set forth on Annex A hereto.

(b) Section 1.1 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:

“Fourth Amendment” means that certain Amendment No. 4 to Credit Agreement, dated as of February 27, 2013, among the Borrowers, the Administrative Agents and certain Lenders and New Lenders.

“Fourth Amendment Effective Date” means the date on which all of the conditions contained in Section 4 of the Fourth Amendment have been satisfied or waived by the Administrative Agents.

NYDOCS02/989260	Amendment No. 4 to Credit Agreement

(c) Section 1.1 of the Credit Agreement is hereby amended by restating clauses (a) and (b) of the definition of “Applicable Margin” as follows:

(a) in respect of the Term Loan Facility (i) 2.50% per annum for Base Rate Loans and (ii) 3.50% per annum for Eurodollar Loans; and

(b) in respect of the Revolving Loan Facility, the applicable margin determined by the Revolving Facility Administrative Agent based upon the Total Leverage Ratio for the fiscal quarter most recently ended, effective as of the fifth Business Day after the day the Compliance Certificate is delivered to the Revolving Facility Administrative Agent for such fiscal quarter most recently ended, expressed as a per annum rate of interest as set forth in the table below:

Level	Total Leverage Ratio	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans
I	Greater than 4.50 to 1.00	3.00%	2.00%
II	Less than or equal to 4.50:1.00 but greater than 3.50:1.00	2.75%	1.75%
III	Less than or equal to 3.50:1.00 but greater than 3.00:1.00	2.50%	1.50%
IV	Less than or equal to 3.00:1.00 but greater than 2.50:1.00	2.25%	1.25%
V	Less than or equal to 2.50:1.00	2.00%	1.00%

(d) Section 1.1 of the Credit Agreement is hereby amended by replacing the percentage “1.25” in clause (a) of the definition of “Eurodollar Rate” with the percentage “1.00%”;

(e) Section 1.1 of the Credit Agreement is hereby amended by replacing the percentage “2.25” in the definition of “Base Rate” with the percentage “2.00%”;

(f) Section 2.5(a) of the Credit Agreement is hereby amended by replacing the phrase “one year from the Agreement Date” with the term “six months from the Fourth Amendment Effective Date”;

(g) Section 8.1(j) of the Credit Agreement is hereby amended by replacing the ratio “5.00:1.00” with the ratio “5.25:1.00”;

(h) Section 8.8(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows “[Reserved].”;

NYDOCS02/989260	2	Amendment No. 4 to Credit Agreement

(i) Section 8.8(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows “[Reserved].”; and

(j) Section 11.1(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

SunTrust Bank

         303 Peachtree Street

             Atlanta, Georgia 30308

     Attn: Doug Weltz

          Phone: 404-813-5156

                                  Email: Doug.Weltz@Suntrust.com

SECTION 2. Increase of Revolving Loan Commitments.

(a) On and after the Effective Date, the undersigned New Lender (as defined in the Credit Agreement) providing a Commitment Increase (the “Additional Revolving Loan Lender”) hereby agrees that, pursuant to the terms of Section 2.17 of the Credit Agreement, (x) such Additional Revolving Loan Lender shall have a Revolving Loan Commitment in an amount equal to the amount set forth opposite such Additional Revolving Loan Lender’s name under the heading “Revolving Loan Commitment” on Annex A hereof and (y) such Additional Revolving Loan Lender, in its capacity as such, shall be deemed to be, and shall become, a “Lender” for all purposes of, and subject to all the obligations of a “Lender” under the Credit Agreement and the other Loan Documents. Each Borrower Party and Administrative Agent hereby agrees that from and after the Effective Date, each Additional Revolving Loan Lender shall be deemed to be, and shall become, a “Lender” for all purposes of, and with all the rights and remedies of an a “Lender” under, the Credit Agreement and the other Loan Documents.

(b) Solely for purposes of the Commitment Increase effected by clause (a) of this Section 2 on the Effective Date, the Administrative Agents and the Revolving Facility Lenders hereby waive the requirement for the delivery of a Notice of Requested Commitment Increase.

(c) Revolving Loans outstanding on the Effective Date will be reallocated among Revolving Facility Lenders (which shall include, for the avoidance of doubt, the Additional Revolving Loan Lender) in accordance with the terms of Section 2.17(iv) of the Credit Agreement.

SECTION 3. Reference to and Effect on the Loan Documents. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

NYDOCS02/989260	3	Amendment No. 4 to Credit Agreement

(c) Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agents under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(d) This Amendment shall be deemed a Loan Document for all purposes under the Credit Agreement.

SECTION 4. Conditions of Effectiveness. This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions shall have been satisfied (or waived):

(a) The Administrative Agents shall have received counterparts of this Amendment executed by the Borrowers, the Lenders and any Increasing Lenders on, or prior to, 12:00 p.m., New York City time on February 15, 2013 (the “Consent Deadline”);

(b) After giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties set forth in Article 5 of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects as of the Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and immediately prior to and after giving effect to the Effective Date, no Default or Event of Default shall have occurred and be continuing;

(c) Immediately prior to, and after giving effect to this Amendment, the Commitment Increase pursuant to Section 2 and any transaction consummated in connection therewith, the Senior Secured Leverage Ratio shall be no greater, calculated on a pro forma basis, than 4.50 to 1.00;

(d) The Administrative Agents shall have received a legal opinion of Gibson Dunn & Crutcher LLP, counsel to the Borrower Parties, addressed to the Lender Group and reasonably satisfactory to the Administrative Agents;

(e) The Administrative Agents shall have received, with respect to each Borrower Party, a loan certificate signed by the secretary or assistant secretary of such Person, certifying a true, complete and correct copy of the resolutions of such Person (or its general partner, members or manager, as applicable) authorizing the execution, delivery and performance by such Person of this Amendment;

(f) The Administrative Agents shall have received a certificate of the secretary or an assistant secretary of the Administrative Borrower confirming compliance with the conditions precedent set forth in clause (b) of this Section 4; and

(g) The Borrowers shall have paid all reasonable and documented costs and expenses of the Administrative Agents in connection with this Amendment (including the reasonable and documented fees, disbursements and other charges of Shearman & Sterling LLP as counsel to the Administrative Agents).

NYDOCS02/989260	4	Amendment No. 4 to Credit Agreement

SECTION 5. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Administrative Agents that:

(a) on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which it is a party, and (ii) this Amendment has been duly authorized, executed and delivered by it; and

(b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, subject only to any limitation under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or creditors’ rights generally; and (ii) general equitable principles including the discretion that a court may exercise in the granting of equitable remedies.

SECTION 6. Increasing Lenders. If any Lender declines or fails to consent to this Amendment by returning an executed counterpart of this Amendment to the applicable Administrative Agent prior to the Consent Deadline, then pursuant to and in compliance with the terms of Section 11.16 of the Credit Agreement, such Lender may be replaced and its commitments and/or obligations purchased and assumed by either a new lender (a “New Lender”) or an existing Lender which is willing to increase its Revolving Loan Commitments and/or Term Loans as set forth on such Lender’s signature page hereto (an “Existing Lender” and, together with any New Lender, the “Increasing Lenders”) upon execution of this Amendment (which will also be deemed to be the execution of an Assignment and Assumption Agreement substantially in the form of Exhibit A hereto).

SECTION 7. Costs and Expenses. The Borrowers agree that all reasonable out-of-pocket expenses incurred by the Administrative Agents in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the reasonable fees, charges and disbursements of counsel for the Administrative Agents), are expenses that the Borrowers are required to pay or reimburse pursuant to Section 11.2 of the Credit Agreement.

SECTION 8. Execution in Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment, including by email with a pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

NYDOCS02/989260	5	Amendment No. 4 to Credit Agreement

SECTION 10. WAIVER OF RIGHT OF TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE CREDIT AGREEMENT AS AMENDED HEREBY, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 10 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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NYDOCS02/989260	6	Amendment No. 4 to Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

ZAYO GROUP, LLC,
as a Borrower

By:	s/ Ken desGarennes
Name: Ken desGarennes
Title: Vice President & Chief Financial Officer

ZAYO CAPITAL, INC.,
as a Borrower

By:	s/ Ken desGarennes
Name: Ken desGarennes
Title: Vice President & Chief Financial Officer

Signature Page to

Amendment No. 4 to Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC., as Term Facility Administrative Agent

By:	s/ Reagan C. Philipp
Name: Reagan C. Philipp
Title: Authorized Signatory

Signature Page to

Amendment No. 4 to Credit Agreement

SUNTRUST BANK,
as Revolving Facility Administrative Agent

By:	s/ Elizabeth Tallmadge
Name: Elizabeth Tallmadge
Title: Managing Director

Signature Page to

Amendment No. 4 to Credit Agreement

CITIBANK, N.A.,
as Additional Revolving Facility Lender

By:	s/ Elizabeth Minnella Gonzalez
Name:	Elizabeth Minnella Gonzalez
Title:	Vice President & Managing Director

Signature Page to

Amendment No. 4 to Credit Agreement

Lender Signature Pages on File with

the Administrative Agent

Signature Page to

Amendment No. 4 to Credit Agreement

ANNEX A

Lender	Revolving Loan Commitment	Commitment Ratio
Morgan Stanley Senior Funding, Inc.	$53,333,333.33	21.33333333200%
SunTrust Bank	$53,333,333.34	21.33333333600%
Barclays Bank PLC	$53,333,333.33	21.33333333200%
Royal Bank of Canada	$30,000,000.00	12.00000000000%
UBS Loan Finance LLC	$25,000,000.00	10.00000000000%
Citibank, N.A.	$25,000,000.00	10.00000000000%
Goldman Sachs Bank USA	$10,000,000.00	4.00000000000%
Totals	$250,000,000.00	100%

NYDOCS02/989260.7

EXHIBIT A

FORM OF ASSIGNMENT AND ACCEPTANCE

Reference is made to that certain Credit Agreement, dated as of July 2, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definitions shall have the meanings ascribed thereto in the Credit Agreement), by and among ZAYO GROUP, LLC, a Delaware limited liability company (the “Administrative Borrower”), ZAYO CAPITAL, INC., a Delaware corporation (“Zayo Capital”; and together with Administrative Borrower, each, individually a “Borrower” and, collectively, the “Borrowers”), the Persons party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as lender (the “Lenders”), SUNTRUST BANK, as the Issuing Bank, SUNTRUST BANK, as the Collateral Agent, MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent for the Term Loan Facility (in such capacity, the “Term Facility Administrative Agent”), and SUNTRUST BANK, as the administrative agent for the Revolving Loan Facility (in such capacity, the “Revolving Facility Administrative Agent” and, together with the Term Facility Administrative Agent, each, individually an “Administrative Agent” and, collectively, the “Administrative Agents”).

The “Assignor” and the “Assignee” referred to on Schedule 1 agree as follows:

The Assignor hereby sells and assigns to the Assignee without recourse, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 of all outstanding rights and obligations under the Credit Agreement. After giving effect to such sale and assignment, the Assignee’s Commitment and the amount of the Loans owing to the Assignee will be as set forth on Schedule 1.

The Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto, and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

The Assignee (a) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered thereunder and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance, (b) agrees that it will, independently and without reliance upon the applicable Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (c) confirms that it is an Eligible Assignee, (d) appoints and authorizes the applicable Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to such Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto, (e) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender, and (f) attaches any U.S. Internal Revenue Service forms required under Section 2.8(b)(v) of the Credit Agreement.

NYDOCS02/989260.7

Following the execution hereof, the Assignor and the Assignee shall deliver this Assignment and Acceptance, along with (a) a processing and recordation fee of $3,500 payable by the Assignee to the applicable Administrative Agent and (b) if the Assignee is not a Lender, a completed Administrative Questionnaire, for acceptance and recording by the applicable Administrative Agent. Unless otherwise indicated on Schedule 1, the effective date for this Assignment and Acceptance (the “Effective Date”) shall be the date of acceptance hereof by the applicable Administrative Agent.

Upon such acceptance and recording by the applicable Administrative Agent, as of the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance and the Credit Agreement, shall have the rights and obligations of a Lender thereunder, and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance and the Credit Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

Upon such acceptance and recording by the applicable Administrative Agent, from and after the Effective Date, such Administrative Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

This Assignment and Acceptance may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same agreement. In proving this Assignment and Acceptance in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission or by other electronic transmission shall be deemed an original signature hereto.

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NYDOCS02/989260.7	4

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed by their authorized signatory as of the date specified thereon.

[NAME OF ASSIGNOR], as the Assignor

By:
Name:
Title:

Date: , 20

[NAME OF ASSIGNEE], as the Assignee

By:
Name:
Title:

Date: , 20

ACCEPTED [AND APPROVED]1 THIS             DAY

OF             , 20        :

[SUNTRUST BANK, as the Administrative Agent for the Revolving Loan Facility

By:
Name:
Title:	][2]

[MORGAN STANLEY, as the Administrative Agent for the Term Loan Facility

By:
Name:
Title:	][3]

[ZAYO GROUP, LLC, as Administrative Borrower, on behalf of the Borrowers

By:
Name:
Title:	][4]

[1]	If required under the definition of Eligible Assignee or Section 11.5(b) of the Credit Agreement.
[2]	If applicable.
[3]	If applicable.
[4]	If required under the definition of Eligible Assignee or Section 11.5(b) of the Credit Agreement

NYDOCS02/989260.7

SCHEDULE 1

ASSIGNMENT AND ACCEPTANCE

Type of Commitment/Loan Assigned: [Revolving Loan] [Term Loan] Commitment/Loans of Assignor prior to assignment:	$
Commitment/Loans assigned to Assignee:	$
Commitment/Loans of Assignor after assignment:	$
Commitment/Loans Ratio of Assignee after assignment:			%
The Assignee’s Domestic Lending Office:

The Assignee’s Eurodollar Lending Office:

Effective Date (if other than date of acceptance by the applicable Administrative Agent):		,20